UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 23, 2019

RUBIUS THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38586	46-2688109
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

399 Binney Street, Suite 300 Cambridge, MA	02139
(Address of registrant’s principal executive office)	(Zip code)

(617) 679-9600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 203.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	RUBY	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On December 23, 2019, Rubius Therapeutics, Inc. (the “Company”) issued a press release announcing the appointment of Christina Coughlin, M.D., Ph.D., as the Company’s chief medical officer, effective January 6, 2020. With Dr. Coughlin’s appointment, Chris Carpenter, M.D., Ph.D., the Company’s previous chief medical officer, is transitioning to a scientific advisory role.

A trained oncologist and immunologist, Dr. Coughlin joins Rubius from Tmunity Therapeutics, Inc., where she served as chief medical officer and was responsible for the development of Tmunity’s CAR-T and TCR-T cellular therapy pipeline across preclinical, regulatory and clinical development activities. Prior to Tmunity, Ltd., Dr. Coughlin served as chief medical officer at Immunocore, where she led the development of the preclinical and clinical pipeline of soluble T cell receptor product candidates recognizing multiple tumor targets, including advancing the lead program from Phase 1 to dual pivotal clinical trials. Earlier, she held positions at several pharmaceutical companies, including executive director of oncology clinical development at Novartis; international project team leader, early development at Morphotek, Inc.; and was an asset team leader in early clinical development at Pfizer’s Oncology Business Unit. Before entering the pharmaceutical industry, Dr. Coughlin was an instructor in pediatrics at the University of Pennsylvania School of Medicine; completed her postdoctoral research fellowship in the Translational Research Group of the Abramson Family Cancer Research Institute under the direction of CAR-T cell therapy pioneer Carl June, M.D.; and was an attending physician and instructor in the Department of Pediatrics and Division of Oncology at The Children’s Hospital of Philadelphia. She holds an M.D. and Ph.D. from the University of Pennsylvania School of Medicine and a B.S. in mathematics and biology from Temple University.

A copy of the press release issued in connection with the announcement is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release issued by Rubius Therapeutics, Inc. on December 23, 2019.

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by Rubius Therapeutics, Inc. on December 23, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 23, 2019	RUBIUS THERAPEUTICS, INC.

	By:	/s/ Pablo J. Cagnoni
Pablo J. Cagnoni
Chief Executive Officer

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